UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 05, 2025

REGENXBIO Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37553	47-1851754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9804 Medical Center Drive
Rockville, Maryland		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (240) 552-8181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to License Agreement with AbbVie

On August 5, 2025, REGENXBIO Inc. (the “Company”) and AbbVie Global Enterprises Ltd. (“AbbVie”), a subsidiary of AbbVie Inc., entered into a First Amendment (the “Amendment”) to the Collaboration and License Agreement, dated as of September 10, 2021 (the “Collaboration Agreement”) by and between the Company and AbbVie. The Amendment modifies the development plan and related milestone structure for the diabetic retinopathy (“DR”) program and adds an additional AbbVie-led investment to support the subretinal wet age-related macular degeneration (“wAMD”) program.

Under the Amendment, the Company will conduct the first registration enabling trial for DR suprachoroidal (“SCS”) treatment as a combined Phase IIb/III trial performed in two parts (Part 1 and Part 2), and AbbVie will conduct the second registration enabling trial as a separate, standalone Phase III trial. In lieu of the $200 million milestone due under the Collaboration Agreement upon first patient dosed in the first registration enabling trial for DR SCS treatment, AbbVie will pay the Company $100 million upon first patient dosed in the Phase IIb/III trial for DR SCS treatment and an additional $100 million upon first patient dosed in the subsequent Phase III trial under the Amendment. AbbVie will also lead a new Phase IIIb randomized controlled study (the “ACHIEVE Study”) to assess the injection burden, adverse events, change in disease activity, and long-term preservation of visual acuity of surabgene lomparvovec (sura-vec, ABBV-RGX-314) in adult participants with neovascular AMD. In exchange for AbbVie covering all the ACHIEVE Study costs, the Company will pay for its costs to conduct Part 1 of the Phase IIb/III SCS DR Study.

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2025, REGENXBIO Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the quarter ended June 30, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8‑K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The Company and AbbVie Inc. issued a joint press release on August 7, 2025, announcing the entry into the Amendment, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 7, 2025 relating to REGENXBIO Inc.’s financial results.

99.2	Joint press release dated August 7, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date:	August 7, 2025	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II Executive Vice President, Chief Strategy & Legal Officer